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                                                                 Exhibit 10.12


                        FULL-RECOURSE PROMISSORY NOTE
                        -----------------------------

                                                         Palo Alto, California
$270,000                                                          May 29, 1998

     FOR VALUE RECEIVED, the undersigned, Keith W. Teare (the "Debtor") promises to pay to centraal corporation, a Delaware corporation (the "Company"), or its assigns (the Company, together with its successors and assigns, is herein referred to as the "Holder"), the principal sum of $270,000 with interest thereon (computed on a basis of a 360-day year and a 30-day month) at the rate of 7.25% per annum simple interest on the unpaid balance of the principal sum.

The principal and interest hereof shall be payable in U.S. dollars at the principal office of the Company, or by mail to the registered address of any other Holder. The principal amount of this note and all accrued but unpaid interest shall be due and payable on December 31, 1998 (the "Repayment Date"); provided, however, that the Holder may accelerate the Repayment Date to any earlier date upon thirty days prior written notice to the Debtor.

The privilege is reserved to prepay any portion of this note at any time. If the Debtor shall default in the payment of amounts hereunder when due, the Holder of this note shall be entitled to payment by the Debtor of all costs of collection, including, without limitation, reasonable attorneys' fees and costs incurred in connection with such collection efforts, whether or not suit on this note is filed.

This is a full-recourse note against all assets of the Debtor, and the Holder of this note shall not be required to proceed against the collateral securing this note in the event of default. Further, as security for payment of all obligations under this note, including without limitation, any extensions, modifications or renewals thereof, the Debtor hereby grants to the Holder a security interest in the collateral listed on EXHIBIT A attached hereto, which collateral has a fair market value at least equal to the principal hereof. If for any reason the fair market value of such collateral falls below the outstanding principal hereof, Debtor shall immediately notify the Holder in writing and shall immediately grant the Holder a security interest in additional collateral so that the fair market value of all such collateral is at least equal to the outstanding principal hereof.

The entire unpaid principal sum of this note and any accrued but unpaid interest shall become immediately due and payable upon the execution by the Debtor of a general assignment for the benefit of creditors, the filing by or against the Debtor of any petition in bankruptcy or any petition for relief under the provisions of any federal, state or other statute relating to bankruptcy, insolvency or other similar relief for debtors and the continuation of such petition without dismissal for a period of thirty days or more, or the appointment of a receiver or trustee to take possession of the property or assets of the Debtor and the continuation of such appointment without dismissal for a period of thirty days or more.

This note shall be governed by the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state. Acceptance of partial or delinquent payment from the undersigned hereunder, or the failure of the Holder to exercise any right hereunder shall not constitute a waiver of any obligation of the undersigned or any right of the Holder under this note, and shall not affect in any way the right to require full performance at any time thereafter. The undersigned hereby waives presentment payment, protest, notice of protest, notice of dishonor and notice of non-payment of this note.

IN WITNESS WHEREOF, this note has been executed as of the date written above.

                                                /s/ Keith W. Teare
                                                ------------------------------
                                                Keith W. Teare
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                               Amendment and Waiver


     This Amendment and Waiver (this "AMENDMENT") to the Full-Recourse Promissory Note signed by Keith W. Teare (the "HOLDER") on May 29, 1999 (the "NOTE") is made as of October 4, 1999.

Whereas, RealNames Corporation, a Delaware corporation (the "COMPANY"), desires to amend the Note so as to extend the maturity date thereof.

Now, therefore, the Company agrees as follows:

1. The Company waives the existing repayment default, but does not waive the right to be repaid all amounts owing under the Note, which amounts shall be paid as provided below.

2. The interest on the Note shall continue to accrue at the rate of 7.25% per annum simple interest.

3. The unpaid principal sum of the Note and any accrued but unpaid interest shall be due and payable on December 31, 2001, provided, that the Holder may prepay any portion of the Note any time.

4. This Amendment shall be governed by the terms and conditions of the Note and all other terms and conditions of the Note shall remain in full effect.



    IN WITNESS WHEREOF, the Company has caused this Waiver and Amendment to be signed by its duly authorized officer or representative as of the date first above written.


REALNAMES CORPORATION

By: /s/ Jim Strawbridge

Name: Jim Strawbridge

Title: Executive Vice President, Chief Financial and Operating Officer